EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Forrester Research, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:
     1) the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2) the information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GEORGE F. COLONY
George F. Colony
Chairman of the Board of Directors and Chief Executive Officer

Dated: March 12, 2010